Exhibit 99.1
Navitas Semiconductor Announces Second Quarter 2024 Financial Results
•Q2 revenue and gross margin at higher end of guidance
•First-half revenue up nearly 40% year-on-year
•Important AI data center advances in power systems roadmap to support Hopper, Blackwell, Blackwell Ultra and Rubin processor platforms

TORRANCE, Calif., Aug. 05, 2024 — Navitas Semiconductor (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the second quarter ended June 30, 2024.

“We are pleased with our Q2 results at the high end of our guidance, major new design wins, and significant technology advances and launches,” said Gene Sheridan, CEO and co-founder. “Our leading- edge technology is fueling robust customer pipeline growth in each end market, led by AI data centers with multiple customers ramping production with our GaN and SiC-based power systems.”

2Q24 Financial Highlights

•Revenue: Total revenue grew to $20.5 million in the second quarter of 2024, a 13% increase from $18.1 million in the second quarter of 2023.
•Loss from Operations: GAAP loss from operations for the quarter was $31.1 million, compared to a loss of $27.2 million for the second quarter of 2023. On a non-GAAP basis, loss from operations for the quarter was $13.3 million compared to a loss of $9.6 million for the second quarter of 2023.
•Cash: Cash and cash equivalents were $112.0 million as of June 30, 2024, with no debt.

Market, Customer and Technology Highlights

•Enterprise / AI Data Center: Growing family of AC-DC power platforms up to 10 kW to meet nVidia’s Hopper-Blackwell-Rubin roadmap, with up to 480 kW power demand per rack. Optimized combination of industry-leading Gen-3 Fast SiC and GaNSafe™ technologies sets new AC-DC efficiency (97%) and power density (140 W/in3) benchmarks. Customer pipeline doubled since December ’23 investor day, with over 60 customer projects in development, and another 7 data center design wins in Q2.
•EV / eMobility: Strong growth in customer pipeline, now with over 200 projects. Strong interest in 22 kW on-board charger platform, contributing to 15 design wins in Q2, and on-track for first GaN revenues in EV by the end of 2025.
•Appliance / Industrial: Customer pipeline grew beyond the $380 million stated in December, with revenue ramp expected in 2025 across diverse customers and regions, including 7 of the top 10 appliance leaders. 25 new project wins expected to ramp production in 2025 or 2026, including haircare, washers, dryers, refrigerators, heat pumps, industrial HVAC, robotics and automation applications.
•Solar / Energy Storage: As displacement technologies, SiC (for string inverters and storage) and GaN (for micro-inverters) are replacing legacy silicon chips, with over 100 customer projects, including the majority of the top 10 solar players. 6 new commercial design wins in Q2, and on track for expected US GaN-based micro-inverter ramp next year.
•Mobile / Consumer: Mobile customers increasing GaN adoption for their fast-charger portfolios. GaN adoption at Xiaomi and OPPO is expected to be 30% in 2024. Following wins for Samsung’s Galaxy S23 and S24 phones, Navitas now powers chargers for Samsung’s new Galaxy Z Flip6, Z Fold6 and all A-series phones. In notebook PCs, GaNFast was adopted again by Lenovo and Dell. Overall, another 16 GaNFast chargers launched in Q2, bringing the all-time total to over 470 designs, and Navitas remains #1 in mobile fast charging.
•New GaNSlim™ Portfolio: with integration, ease-of-use and low-cost manufacturing methods - continues to grow the customer pipeline, now with over 50 customer projects across mobile, consumer and home appliance markets.

Business Outlook

Third quarter 2024 net revenues are expected to be $22.0 million plus or minus $500 thousand. Non-GAAP gross margin for the third quarter is expected to be 40% plus or minus 50 basis points and non-GAAP operating expenses are expected to be approximately $21.5 million.

Navitas Q2 2024 Financial Results Conference Call and Webcast Information:

•Date: Monday, August 5, 2024
•Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
•Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 6394013
•Live Webcast: https://edge.media-server.com/mmc/p/5g4qt2xi
•Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures

This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross profit margin, (ii) non-GAAP operating expenses, (iii) non-GAAP research and development expense, (iv) non-GAAP selling, general and administrative expense, (v) non-GAAP loss from operations, (vi) non-GAAP operating margin, and (vii) non-GAAP loss and loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses which are outlined in the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. All customer pipeline information constitutes forward-looking statements. Customer pipeline is not a proxy for backlog or an estimate of future revenue, nor should it be considered as any other measure or indicator of financial performance. Rather, Navitas uses customer pipeline as a statistical metric to indicate the company’s current view of relative changes in future potential business across various end markets. Time horizons vary accordingly, based on product type and application. Actual business realized depends on ultimate customer selection, program share, strategic decisions based on expected revenue, margin and other factors discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”

Cautionary Statement Regarding Forward-Looking Statements

This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of acquisitions on customer and supplier relationships, or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets and our customers’ ability to predict such demand, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs and the regulation of cross-border investments, particularly involving the United States and China; other regulatory developments in the United States, China and other countries; the impact of the COVID-19 pandemic or other epidemics on Navitas’ business and the economies that affect our business, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; and Navitas’ ability to protect its intellectual property rights.

These and other risk factors are discussed in the Risk Factors section of our annual report on Form 10-K for the year ended December 31, 2023, as amended in our Form 10-K/A filed with the SEC on July 23, 2024, the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of the risks described above, and discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas

Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, celebrating 10 years of power innovation founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance / industrial, data center, mobile and consumer. Over 250 Navitas patents are issued or pending. Navitas has the industry’s first and only 20-year GaNFast warranty, and was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas Semiconductor, GaNFast, GaNSense, GaNSafe, GaNSlim, GeneSiC and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

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Contact Information
Stephen Oliver, VP Investor Relations, ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
NET REVENUES	$20,468	$18,062	$43,643	$31,420
COST OF REVENUES (exclusive of amortization of intangible assets included below)	12,478	10,572	26,138	18,445
OPERATING EXPENSES:
Research and development	18,971	16,791	39,200	34,186
Selling, general and administrative	15,382	13,151	31,469	32,209
Amortization of intangible assets	4,774	4,773	9,548	9,272
Total operating expenses	39,127	34,715	80,217	75,667
LOSS FROM OPERATIONS	(31,137)	(27,225)	(62,712)	(62,692)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	(72)	347	(70)	1,250
Dividend income	1,361	459	3,041	459
Gain (loss) from change in fair value of earnout liabilities	7,550	(32,224)	33,749	(59,976)
Other income	31	20	114	31
Total other income (expense), net	8,870	(31,398)	36,834	(58,236)
LOSS BEFORE INCOME TAXES	(22,267)	(58,623)	(25,878)	(120,928)
INCOME TAX PROVISION (BENEFIT)	61	(96)	131	(35)
NET LOSS	(22,328)	(58,527)	(26,009)	(120,893)
LESS: Net loss attributable to noncontrolling interest	—	—	—	(518)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(22,328)	$(58,527)	$(26,009)	$(120,375)
NET LOSS PER SHARE:
Basic	$(0.12)	$(0.35)	$(0.14)	$(0.75)
Diluted	$(0.12)	$(0.35)	$(0.14)	$(0.75)
SHARES USED IN PER SHARE CALCULATION:
Basic	183,127	165,606	181,493	161,086
Diluted	183,127	165,606	181,493	161,086

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED
(dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP Net revenues	$20,468	$18,062	$43,643	$31,420
Cost of revenues (exclusive of amortization of intangibles)	(12,478)	(10,572)	(26,138)	(18,445)
Cost of revenues (amortization of intangibles)	(3,959)	(3,959)	(7,918)	(7,643)
GAAP Gross profit	4,031	3,531	9,587	5,332
GAAP Gross margin	19.7%	19.5%	22.0%	17.0%

Cost of revenues (amortization of intangibles)	3,959	3,959	7,918	7,643
Stock-based compensation expense	249	—	249	—
Non-GAAP Gross profit	$8,239	$7,490	$17,754	$12,975
Non-GAAP Gross margin	40.3%	41.5%	40.7%	41.3%
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$18,971	$16,791	$39,200	$34,186
Stock-based compensation expenses	(6,438)	(6,947)	(13,808)	(14,124)
Non-GAAP Research and development	12,533	9,844	25,392	20,062
GAAP Selling, general and administrative	15,382	13,151	31,469	32,209
Stock-based compensation expenses	(6,404)	(5,624)	(12,582)	(15,607)
Payroll taxes on vesting of employee stock-based compensation	(16)	(40)	(550)	(285)
Employee separation and transition	—	—	(275)	—
Settlement of commercial claim	50	—	(450)	—
Acquisition-related expenses	—	(215)	—	(1,467)
Other	—	(76)	(111)	(76)
Non-GAAP Selling, general and administrative	9,012	7,196	17,501	14,774
Total Non-GAAP Operating expenses	$21,545	$17,040	$42,893	$34,836
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP Loss from operations	$(31,137)	$(27,225)	$(62,712)	$(62,692)
GAAP Operating margin	(152.1)%	(150.7)%	(143.7)%	(199.5)%
Add: Stock-based compensation expenses included in:
Research and development	6,438	6,947	13,808	14,124
Selling, general and administrative	6,404	5,624	12,582	15,607
Cost of goods sold	249	—	249	—
Total	13,091	12,571	26,639	29,731
Amortization of acquisition-related intangible assets	4,774	4,773	9,548	9,272
Payroll taxes on vesting of employee stock-based compensation	16	40	550	285
Employee separation and transition	—	—	275	—
Settlement of commercial claim	(50)	—	450	—
Acquisition-related expenses	—	215	—	1,467
Other	—	76	111	76
Non-GAAP Loss from operations	$(13,306)	$(9,550)	$(25,139)	$(21,861)
Non-GAAP Operating margin	(65.0)%	(52.9)%	(57.6)%	(69.6)%
RECONCILIATION OF NET LOSS PER SHARE
GAAP Net loss attributable to controlling interest	$(22,328)	$(58,527)	$(26,009)	$(120,375)
Adjustments to GAAP Net loss
Loss (Gain) from change in fair value of earnout liabilities	(7,550)	32,224	(33,749)	59,976
Total stock-based compensation	13,091	12,571	26,639	29,731
Amortization of acquisition-related intangible assets	4,774	4,773	9,548	9,272
Payroll taxes on vesting of employee stock-based compensation	16	40	550	285
Employee separation and transition	—	—	275	—
Settlement of commercial claim	(50)	—	450	—
Acquisition-related expenses	—	215	—	1,467
Other expense	—	56	28	45
Non-GAAP Net loss	$(12,047)	$(8,648)	$(22,268)	$(19,599)
Average shares outstanding for calculation of non-GAAP Net loss per share (basic and diluted)	183,127	165,606	181,493	161,086
Non-GAAP Net loss per share (basic and diluted)	$(0.07)	$(0.05)	$(0.12)	$(0.12)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
ASSETS	June 30, 2024	December 31, 2023
CURRENT ASSETS:
Cash and cash equivalents	$111,995	$152,839
Accounts receivable, net	22,679	25,858
Inventories	25,159	22,234
Prepaid expenses and other current assets	4,747	6,178
Total current assets	164,580	207,109
PROPERTY AND EQUIPMENT, net	13,259	9,154
OPERATING LEASE RIGHT OF USE ASSETS	7,820	8,268
INTANGIBLE ASSETS, net	81,563	91,099
GOODWILL	163,215	163,215
OTHER ASSETS	8,613	6,701
Total assets	$439,050	$485,546
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$13,113	$24,740
Accrued compensation expenses	7,749	10,902
Operating lease liabilities, current	1,886	1,892
Customer deposit and deferred revenue	6,204	10,953
Total current liabilities	28,952	48,487
OPERATING LEASE LIABILITIES NONCURRENT	6,286	6,653
EARNOUT LIABILITY	13,103	46,852
DEFERRED TAX LIABILITIES	1,040	1,040
ACCRUED ROYALTIES NONCURRENT	1,569	1,897
Total liabilities	50,950	104,929
STOCKHOLDERS’ EQUITY	388,100	380,617
Total liabilities and stockholders’ equity	$439,050	$485,546